Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,975.75
Total Offset Amount	0.00
Net Fee	$ 4,975.75